-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

               PLEASE READ CAREFULLY THE MATERIALS ACCOMPANYING
               AND CONTAINED WITHIN THIS BALLOT BEFORE COMPLETING
                 EACH SECTION AND MARKING YOUR CHOICES CLEARLY.

               YOU SHOULD NOT RETURN THIS BALLOT IF YOU DO NOT WISH
           TO CHANGE THE VOTE THAT YOU PREVIOUSLY CAST IN THESE CASES.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                            UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF LOUISIANA

In re:                       )         No. 95-14545
                             )         Section A
HARRAH'S JAZZ COMPANY,       )
                             )         Chapter 11
              Debtor.        )         Reorganization
_____________________________)
                             )
In re:                       )         No. 95-14544
                             )         Section A
HARRAH'S JAZZ FINANCE CORP., )
                             )         Chapter 11
              Debtor.        )         Reorganization
_____________________________)
                             )
In re:                       )
                             )         No. 95-14871
HARRAH'S NEW ORLEANS         )         Section A
INVESTMENT COMPANY,          )
                             )         Chapter 11
              Debtor.        )         Reorganization
_____________________________)

                        BONDHOLDER'S BALLOT FOR CHANGING VOTE

     Holders of claims based upon 14 1/4% first mortgage notes due 2001 ("Bondholders") issued by Harrah's Jazz Company and Harrah's Jazz Finance Corp. should use this ballot only if they wish to change the votes that they previously cast in these cases. If you do not wish to change your previous vote(s), please do not return this ballot.

     Holders of all other claims against the above-captioned debtors should not use this ballot. If you are not a Bondholder, please contact Mr. Mark Fiddes, Price Waterhouse LLP, P.O. Box 81109, Chicago, IL 60681,
     (312) 540-2748, and request an appropriate ballot for your class of claim.

A PLAN OF REORGANIZATION CAN BE CONFIRMED BY THE COURT AND THEREBY MADE BINDING ON YOU IF IT IS ACCEPTED BY THE HOLDERS OF AT LEAST TWO-THIRDS IN AMOUNT AND MORE THAN ONE-HALF IN NUMBER OF CLAIMS IN EACH CLASS AND THE HOLDERS OF AT LEAST TWO-THIRDS IN AMOUNT OF EQUITY SECURITY INTERESTS IN EACH CLASS VOTING ON THE PLAN. THE "ORIGINAL PLAN" REFERRED TO IN THIS BALLOT RECEIVED THE REQUISITE VOTES FOR CONFIRMATION BY THE COURT. VOTES CAST ON THE ORIGINAL PLAN WILL BE DEEMED TO HAVE BEEN VOTED WITH RESPECT TO THE "MODIFIED PLAN" REFERRED TO IN THIS BALLOT IN THE SAME MANNER IN WHICH THEY WERE CAST ON THE ORIGINAL PLAN, UNLESS CREDITORS ELECT TO CHANGE THEIR VOTES. ACCORDINGLY, UNLESS A SUFFICIENT AMOUNT AND NUMBER OF CREDITORS CHANGE THEIR VOTES WITH RESPECT TO THE MODIFIED PLAN SUCH THAT ANY CLASS HAS NOT ACCEPTED THE MODIFIED PLAN BY THE REQUISITE MAJORITIES REQUIRED UNDER THE BANKRUPTCY CODE, THE MODIFIED PLAN CAN BE CONFIRMED BY THE COURT AND THEREBY MADE BINDING ON YOU. IN THE EVENT THAT SUFFICIENT VOTES ARE CHANGED AND THUS THE REQUISITE ACCEPTANCES ARE NOT OBTAINED, THE COURT NEVERTHELESS MAY CONFIRM THE MODIFIED PLAN IF THE COURT FINDS THAT THE MODIFIED PLAN

ACCORDS FAIR AND EQUITABLE TREATMENT TO THE CLASS OR CLASSES REJECTING IT AND OTHERWISE SATISFIES THE REQUIREMENTS OF SECTION 1129(b) OF THE BANKRUPTCY CODE.

The above-captioned debtors (the "Debtors"), together with Harrah's Entertainment, Inc., proposed the Third Amended Joint Plan of Reorganization, dated February 26, 1997 (the "Original Plan"). The Debtors distributed to creditors the Debtors' Third Amended Joint Disclosure Statement Pursuant to
Section 1125 of the Bankruptcy Code, dated February 26, 1997, along with copies of the Original Plan, voting instructions and ballots. After a vote by the Debtors' creditors and a hearing on confirmation of the Original Plan, the United States Bankruptcy Court for the Eastern District of Louisiana confirmed the Debtors' Original Plan on April 28, 1997. The Effective Date of the Original Plan, however, has not occurred.

In July 1997, the Debtors solicited votes on a modified plan of reorganization which contained changes that were objected to by the Louisiana Gaming Control Board. The Bankruptcy Court has not conducted a hearing on confirmation of that plan.

The Debtors are now proposing a different set of modifications to the Original Plan, as set forth in the Third Amended Joint Plan of Reorganization, as Modified Through December 10, 1997 (the "Modified Plan"). (Capitalized terms not otherwise defined in this Ballot have the meanings assigned to them by the Original Plan or the Modified Plan as the context requires.) Pursuant to
Section 1127(d) of the Bankruptcy Code, the Debtors are distributing this ballot in order to give holders of claims an opportunity to change their previously cast votes accepting or rejecting the Original Plan. You are receiving this ballot because you returned a ballot with respect to the Original Plan and are, therefore, entitled to change the vote(s) that you previously cast in these cases. However, if your claim against the Debtors' estates is unliquidated, disputed, or contingent or is subject to an objection filed with the Bankruptcy Court, or you have sold or assigned your claim to a third party, your vote will not be counted.

Below you will be asked to make a decision -- whether, as a Bondholder, you wish to change your previous vote(s) to accept or reject the Original Plan. To change the vote(s) that you previously cast to accept or reject the Original Plan, please mark the appropriate boxes below.

UNDER SECTION 1127 OF THE BANKRUPTCY CODE, IF YOU DO NOT CHANGE YOUR VOTE, YOU WILL BE DEEMED TO HAVE VOTED IN THE MANNER IN WHICH YOU VOTED ON THE ORIGINAL PLAN. ACCORDINGLY IF YOU DO NOT WISH TO CHANGE YOUR VOTE(S), YOU NEED NOT AND SHOULD NOT RETURN THIS BALLOT.

To change your previously cast vote(s), you must fully and accurately complete this ballot and return it to the following address so as to be received no later than 5:00 p.m., Central Standard Time, on January 16, 1998:

    (for regular mail)  Balloting Agent for IN RE HARRAH'S JAZZ COMPANY, ET AL.
                        c/o Price Waterhouse LLP
                        P.O. Box 81109
                        Chicago, Illinois  60681

    (for overnight or   Balloting Agent for IN RE HARRAH'S JAZZ COMPANY, ET AL.
    other courier       c/o Price Waterhouse LLP
    deliveries)         Attn: Mr. Mark Fiddes
                        200 East Randolph Drive
                        Chicago, Illinois 60601

ONLY BONDHOLDERS WHICH OWNED BONDS AS OF THE VOTING RECORD DATE ESTABLISHED BY THE BANKRUPTCY COURT (NOVEMBER 25, 1996) ARE ENTITLED TO CHANGE THEIR VOTES ON THE ORIGINAL PLAN. IF YOU ACQUIRED BONDS AFTER THE VOTING RECORD DATE OF NOVEMBER 25, 1996 AND DESIRE TO CHANGE THE VOTE(S) OF THE BONDHOLDER(S) FROM WHICH YOU ACQUIRED YOUR BONDS, YOU MUST FILE AND DELIVER A NOTICE OF TRANSFER

OF CLAIM IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE BONDHOLDER PLAN NOTICE ACCOMPANYING THIS BALLOT, OR YOUR CHANGE OF VOTE WILL NOT BE COUNTED.

THIS BALLOT CANNOT BE USED TO REVOKE, AND SHALL NOT CONSTITUTE A REVOCATION OF, ANY RELEASE OF CLAIMS AGAINST CERTAIN THIRD PARTIES, ASSIGNMENT OF CLAIMS TO JCC, AND ELECTION TO RECEIVE ADDITIONAL COMMON STOCK OF THE REORGANIZED COMPANY, PREVIOUSLY PROVIDED BY A BONDHOLDER IN ACCORDANCE WITH THE TERMS OF THE ORIGINAL PLAN AND THE BANKRUPTCY COURT'S ORDERS. IF YOU DESIRE TO REVOKE SUCH A RELEASE, ASSIGNMENT OF CLAIMS AND ELECTION TO RECEIVE ADDITIONAL STOCK, YOU MUST FOLLOW THE INSTRUCTIONS FOR REVOKING A RELEASE SET FORTH IN THE BONDHOLDER PLAN NOTICE ACCOMPANYING THIS BALLOT, OR YOUR ORIGINAL RELEASE, ASSIGNMENT OF CLAIMS AND ELECTION TO RECEIVE ADDITIONAL STOCK WILL BIND YOU AND REMAIN IN FULL FORCE AND EFFECT.


I.  CHANGE OF PREVIOUSLY CAST VOTE(S)

If you wish to change your vote(s), please mark your previous vote(s) on the Original Plan, and then mark your new vote(s) on the Modified Plan in the corresponding box. UNLESS YOU CHECK THE BOX AT THE END OF THIS BALLOT AND PROVIDE THE REQUIRED INFORMATION, YOUR CHANGED VOTE WILL BE TABULATED IN SUCH AMOUNT, AND IN SUCH CLASS(ES), AS IS INDICATED ON THE PRE-PRINTED LABEL AFFIXED TO THIS BALLOT.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                              VOTE ON ORIGINAL PLAN     VOTE ON MODIFIED PLAN
-------------------------------------------------------------------------------
HARRAH'S JAZZ COMPANY
(CLASS A4)                    / / Accept  / / Reject    / / Accept  / / Reject
-------------------------------------------------------------------------------
HARRAH'S JAZZ FINANCE CORP.
(CLASS B3)
                              / / Accept  / / Reject    / / Accept  / / Reject
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


II.  CERTIFICATIONS

By returning this Bondholder's Ballot For Changing Vote ("Bondholder Ballot"), the undersigned Bondholder certifies that:

    a.   As of the date below, it owns $________ (face amount) in Bonds;

    b. It has previously cast one or more votes on the Debtors' Original Plan in the class(es) specified herein and it wishes to change such vote(s) as set forth above;

    c. It has not submitted any other Bondholder Ballots with respect to the Modified Plan, or if it has submitted other Bondholder Ballots with respect to the Modified Plan, such earlier Bondholder Ballots are hereby revoked;

    d. It has been provided with a copy of the Debtors' Fifth Amended Joint Disclosure Statement Pursuant to Sections 1125 and 1127 of the Bankruptcy Code, dated as of December 10, 1997 (the "Disclosure Statement");

    e. It has the full power and authority to change its previous vote(s) to accept or reject the Original Plan; and

    f. It acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement.

    [ PRE-PRINTED LABEL CONTAINING
    BONDHOLDER IDENTITY AND ADDRESS]







Dated: ________________             Signature:_________________________________

                           By (if applicable):_________________________________
                                                        (print or type)
                        Title (if applicable):_________________________________
                                                        (print or type)



/ / Check this box if any of the information on the above pre-printed label is incorrect, and provide the correct information below.

                            NAME:     _________________________________________

                            ADDRESS:  _________________________________________

                                      _________________________________________

                                      _________________________________________

                            CLAIM
                            CLASS(ES) _________________________________________

                            CLAIM
                            AMOUNT:   _________________________________________


YOUR BALLOT WILL NOT BE COUNTED UNLESS RECEIVED BY PRICE WATERHOUSE LLP AT THE
        ADDRESS LISTED ABOVE BY 5:00 P.M. (C.S.T.) ON JANUARY 16, 1998.

THIS BALLOT DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR AN
                   ASSERTION OF A CLAIM AGAINST THE DEBTORS

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE MATERIALS ACCOMPANYING
                AND CONTAINED WITHIN THIS BALLOT BEFORE COMPLETING
                  EACH SECTION AND MARKING YOUR CHOICES CLEARLY.

               YOU SHOULD NOT RETURN THIS BALLOT IF YOU DO NOT WISH
            TO CHANGE THE VOTE THAT YOU PREVIOUSLY CAST IN THESE CASES.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          UNITED STATES BANKRUPTCY COURT
                           EASTERN DISTRICT OF LOUISIANA

In re:                       )         No. 95-14545
                             )         Section A
HARRAH'S JAZZ COMPANY,       )
                             )         Chapter 11
              Debtor.        )         Reorganization
_____________________________)
                             )
In re:                       )         No. 95-14544
                             )         Section A
HARRAH'S JAZZ FINANCE CORP., )
                             )         Chapter 11
              Debtor.        )         Reorganization
_____________________________)
                             )
In re:                       )
                             )         No. 95-14871
HARRAH'S NEW ORLEANS         )         Section A
INVESTMENT COMPANY,          )
                             )         Chapter 11
              Debtor.        )         Reorganization
_____________________________)

                  BALLOT FOR CHANGING VOTE ON DEBTORS' ORIGINAL PLAN

     Holders of claims against the above-captioned debtors (other than bondholders) should use this ballot only if they wish to change the votes that they previously cast in these cases. If you do not wish to change your previous vote, please do not return this ballot.

     Holders of claims based upon 14 1/4% first mortgage notes due 2001 issued by Harrah's Jazz Company and Harrah's Jazz Finance Corp. and holders of WARN Act or ERISA claims should not use this ballot. If you are a bondholder or holder of a WARN Act or ERISA claim, please contact Mr. Mark Fiddes, Price Waterhouse LLP, P.O. Box 81109, Chicago, IL 60681,
     (312) 540-2748, and request an appropriate ballot for your class of claim.

A PLAN OF REORGANIZATION CAN BE CONFIRMED BY THE COURT AND THEREBY MADE BINDING ON YOU IF IT IS ACCEPTED BY THE HOLDERS OF AT LEAST TWO-THIRDS IN AMOUNT AND MORE THAN ONE-HALF IN NUMBER OF CLAIMS IN EACH CLASS AND THE HOLDERS OF AT LEAST TWO-THIRDS IN AMOUNT OF EQUITY SECURITY INTERESTS IN EACH CLASS VOTING ON THE PLAN. THE "ORIGINAL PLAN" REFERRED TO IN THIS BALLOT RECEIVED THE REQUISITE VOTES FOR CONFIRMATION BY THE COURT. VOTES CAST ON THE ORIGINAL PLAN WILL BE DEEMED TO HAVE BEEN VOTED WITH RESPECT TO THE "MODIFIED PLAN"

REFERRED TO IN THIS BALLOT IN THE SAME MANNER IN WHICH THEY WERE CAST ON THE ORIGINAL PLAN, UNLESS CREDITORS ELECT TO CHANGE THEIR VOTES. ACCORDINGLY, UNLESS A SUFFICIENT AMOUNT AND NUMBER OF CREDITORS CHANGE THEIR VOTES WITH RESPECT TO THE MODIFIED PLAN SUCH THAT ANY CLASS HAS NOT ACCEPTED THE MODIFIED PLAN BY THE REQUISITE MAJORITIES REQUIRED UNDER THE BANKRUPTCY CODE, THE MODIFIED PLAN CAN BE CONFIRMED BY THE COURT AND THEREBY MADE BINDING ON YOU. IN THE EVENT THAT SUFFICIENT VOTES ARE CHANGED AND THUS THE REQUISITE ACCEPTANCES ARE NOT OBTAINED, THE COURT NEVERTHELESS MAY CONFIRM THE MODIFIED PLAN IF THE COURT FINDS THAT THE MODIFIED PLAN ACCORDS FAIR AND EQUITABLE TREATMENT TO THE CLASS OR CLASSES REJECTING IT AND OTHERWISE SATISFIES THE REQUIREMENTS OF
SECTION 1129(b) OF THE BANKRUPTCY CODE.

The above-captioned debtors (the "Debtors"), together with Harrah's Entertainment, Inc., proposed the Third Amended Joint Plan of Reorganization, dated February 26, 1997 (the "Original Plan"). The Debtors distributed to creditors the Debtors' Third Amended Joint Disclosure Statement Pursuant to
Section 1125 of the Bankruptcy Code, dated February 26, 1997, along with copies of the Original Plan, voting instructions and ballots. After a vote by the Debtors' creditors and a hearing on confirmation of the Original Plan, the United States Bankruptcy Court for the Eastern District of Louisiana confirmed the Debtors' Original Plan on April 28, 1997. The Effective Date of the Original Plan, however, has not occurred.

In July 1997, the Debtors solicited votes on a modified plan of reorganization which contained changes that were objected to by the Louisiana Gaming Control
Board.   The Bankruptcy Court has not conducted a hearing on confirmation of that plan.

The Debtors are now proposing a different set of modifications to the Original Plan, as set forth in the Third Amended Joint Plan of Reorganization, as Modified Through December 10, 1997 (the "Modified Plan"). (Capitalized terms not otherwise defined in this Ballot have the meanings assigned to them by the Original Plan or the Modified Plan as the context requires.) Pursuant to
Section 1127(d) of the Bankruptcy Code, the Debtors are distributing this ballot in order to give holders of claims an opportunity to change their previously cast votes accepting or rejecting the Original Plan. You are receiving this ballot because you returned a ballot with respect to the Original Plan and are, therefore, entitled to change the vote(s) that you previously cast in these cases. However, if your claim against the Debtors' estates is unliquidated, disputed, or contingent or is subject to an objection filed with the Bankruptcy Court, or you have sold or assigned your claim to a third party, your vote will not be counted.

Below you will be asked to make a decision -- whether, as a creditor, you wish to change your previous vote to accept or reject the Original Plan. To change the vote that you previously cast to accept or reject the Original Plan, please mark the appropriate boxes below.

UNDER SECTION 1127 OF THE BANKRUPTCY CODE, IF YOU DO NOT CHANGE YOUR VOTE, YOU WILL BE DEEMED TO HAVE VOTED IN THE MANNER IN WHICH YOU VOTED ON THE ORIGINAL PLAN. ACCORDINGLY IF YOU DO NOT WISH TO CHANGE YOUR VOTE, YOU NEED NOT AND SHOULD NOT RETURN THIS BALLOT.

To change your previously cast vote, you must fully and accurately complete this ballot and return it to the following address so as to be received no later than 5:00 p.m., Central Standard Time, on January 16, 1998:

                   Balloting Agent for IN RE HARRAH'S JAZZ COMPANY, ET AL. c/o Price Waterhouse LLP
                   P.O. Box 81109
                   Chicago, Illinois  60681

I.  CHANGE OF PREVIOUSLY CAST VOTE

If you wish to change your vote, please mark your previous vote on the Original Plan, and then mark your new vote on the Modified Plan in the corresponding box. UNLESS YOU CHECK THE BOX AT THE END OF THIS BALLOT AND PROVIDE THE REQUIRED INFORMATION, YOUR CHANGED VOTE WILL BE TABULATED IN SUCH AMOUNT (IF APPLICABLE) AND IN SUCH CLASS AS IS INDICATED ON THE PRE-PRINTED LABEL AFFIXED TO THIS BALLOT.

                       ---------------------------------------------------
                       ---------------------------------------------------
                        VOTE ON ORIGINAL PLAN      VOTE ON MODIFIED PLAN
                       ---------------------------------------------------
                        / / Accept  / / Reject     / / Accept  / / Reject
                       ---------------------------------------------------
                       ---------------------------------------------------


II. CERTIFICATIONS

By returning this Ballot For Changing Vote on Debtors' Original Plan ("Ballot"), the undersigned creditor certifies that:

    a. As of the date below, it holds a claim against one or more of the Debtors which it has not sold, assigned or transferred to a third party;

    b. It has previously cast a vote on the Debtors' Original Plan in the class specified herein and it wishes to change such vote as set forth above;

    c. It has not submitted any other Ballots with respect to the Modified Plan, or if it has submitted other Ballots with respect to the Modified Plan, such earlier Ballots are hereby revoked;

    d. It has been provided with a copy of the Debtors' Fifth Amended Joint Disclosure Statement Pursuant to Sections 1125 and 1127 of the Bankruptcy Code, dated as of December 10, 1997 (the "Disclosure Statement");

    e. It has the full power and authority to change its previous vote(s) to accept or reject the Original Plan; and

    f. It acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement.

    [PRE-PRINTED LABEL CONTAINING
    CREDITOR IDENTITY AND ADDRESS]





Dated: ________________             Signature:_________________________________

                           By (if applicable):_________________________________
                                                      (print or type)
                        Title (if applicable):_________________________________
                                                      (print or type)


/ /   Check this box if any of the information on the above pre-printed label is incorrect, and provide the correct information below.

                            NAME:     _________________________________________

                            ADDRESS:  _________________________________________

                                      _________________________________________

                                      _________________________________________

                            CLAIM
                            CLASS(ES) _________________________________________

                            CLAIM
                            AMOUNT:   _________________________________________


YOUR BALLOT WILL NOT BE COUNTED UNLESS RECEIVED BY PRICE WATERHOUSE LLP AT THE
      ADDRESS LISTED ABOVE BY 5:00 P.M. (C.S.T.) ON JANUARY 16, 1998.

THIS BALLOT DOES NOT CONSTITUTE AND SHALL NOT BE DEEMED A PROOF OF CLAIM OR AN
                  ASSERTION OF A CLAIM AGAINST THE DEBTORS